Loans and Allowance for Credit Losses	12 Months Ended
Dec. 31, 2011
Loans and Allowance for Credit Losses [Abstract]
Loans and Allowance for Credit Losses

The following table presents total loans outstanding by portfolio segment and class of financing receivable. Outstanding balances include a total net reduction of $9.3 billion and $11.3 billion at December 31, 2011 and 2010, respectively, for unearned income, net deferred loan fees, and unamortized discounts and premiums. Outstanding balances also include PCI loans net of any remaining purchase accounting adjustments. Information about PCI loans is presented separately in the “Purchased Credit-Impaired Loans” section of this Note.

	December 31,
(in millions)	2011	2010	2009	2008	2007
Commercial:
Commercial and industrial	$167,216	151,284	158,352	202,469	90,468
Real estate mortgage	105,975	99,435	97,527	94,923	36,747
Real estate construction	19,382	25,333	36,978	42,861	18,854
Lease financing	13,117	13,094	14,210	15,829	6,772
Foreign (1)	39,760	32,912	29,398	33,882	7,441
Total commercial	345,450	322,058	336,465	389,964	160,282
Consumer:
Real estate 1-4 family first mortgage	228,894	230,235	229,536	247,894	71,415
Real estate 1-4 family junior lien mortgage	85,991	96,149	103,708	110,164	75,565
Credit card	22,836	22,260	24,003	23,555	18,762
Other revolving credit and installment	86,460	86,565	89,058	93,253	56,171
Total consumer	424,181	435,209	446,305	474,866	221,913
Total loans	$769,631	757,267	782,770	864,830	382,195

  Substantially all of our foreign loan portfolio is commercial loans. Loans are classified as foreign if the borrower's primary address is outside of the United States.

Loan concentrations may exist when there are amounts loaned to borrowers engaged in similar activities or similar types of loans extended to a diverse group of borrowers that would cause them to be similarly impacted by economic or other conditions. At December 31, 2011 and 2010, we did not have concentrations representing 10% or more of our total loan portfolio in domestic commercial and industrial loans and lease financing by industry or CRE loans (real estate mortgage and real estate construction) by state or property type. Our real estate 1-4 family mortgage loans to borrowers in the state of California represented approximately 13% of total loans at December 31, 2011 and 14% at December 31, 2010. For both periods, 3% of the amount were PCI loans. These loans are generally diversified among the larger metropolitan areas in California, with no single area consisting of more than 3% of total loans. We continuously monitor changes in real estate values and underlying economic or market conditions for all geographic areas of our real estate 1-4 family mortgage portfolio as part of our credit risk management process.

       Some of our real estate 1-4 family first and junior lien mortgage loans include an interest-only feature as part of the loan terms. These interest-only loans were approximately 21% of total loans at December 31, 2011 and 25% at December 31, 2010. Substantially all of these interest-only loans at origination were considered to be prime or near prime. We do not offer option adjustable-rate mortgage (ARM) products, nor do we offer variable-rate mortgage products with fixed payment amounts, commonly referred to within the financial services industry as negative amortizing mortgage loans.

       The following table summarizes the proceeds paid or received for purchases and sales of loans and transfers from (to) mortgages/loans held for sale at lower of cost or market. This loan activity primarily includes purchases or sales of commercial loan participation interests, whereby we receive or transfer a portion of a loan after origination. The table excludes PCI loans and loans recorded at fair value, including loans originated for sale because their loan activity normally does not impact the allowance for credit losses.

	2011			2010
(in millions)	Commercial	Consumer	Total	Commercial	Consumer	Total
Year ended December 31,
Purchases (1)	$7,078	284	7,362	2,135	162	2,297
Sales	(4,705)	(1,018)	(5,723)	(5,930)	(553)	(6,483)
Transfers from/(to) MHFS/LHFS (1)	(164)	(75)	(239)	(1,461)	(82)	(1,543)

  The “Purchases” and “Transfers (from)/to MHFS/LHFS" categories exclude activity in government insured/guaranteed loans where Wells Fargo acts as servicer. On a net basis, this activity was $10.4 billion and $7.0 billion for the year ended December 31, 2011 and 2010, respectively.

Commitments to Lend

A commitment to extend credit is a legally binding agreement to lend funds to a customer, usually at a stated interest rate and for a specified purpose. These commitments have fixed expiration dates and generally require a fee. When we make such a commitment, we have credit risk. The liquidity requirements or credit risk will be lower than the contractual amount of commitments to extend credit because a significant portion of these commitments are expected to expire without being used. Certain commitments are subject to loan agreements with covenants regarding the financial performance of the customer or borrowing base formulas that must be met before we are required to fund the commitment. Also, in some cases we participate a portion of our commitment to others in an arrangement that reduces our contractual commitment amount. We use the same credit policies in extending credit for unfunded commitments and letters of credit that we use in making loans. See Note 14 for information on standby letters of credit.

       In addition, we manage the potential risk in credit commitments by limiting the total amount of arrangements, both by individual customer and in total, by monitoring the size and maturity structure of these portfolios and by applying the same credit standards for all of our credit activities.

For certain extensions of credit, we may require collateral, based on our assessment of a customer's credit risk. We hold various types of collateral, including accounts receivable, inventory, land, buildings, equipment, autos, financial instruments, income-producing commercial properties and residential real estate. Collateral requirements for each customer may vary according to the specific credit underwriting, terms and structure of loans funded immediately or under a commitment to fund at a later date.

       The contractual amount of our unfunded credit commitments, net of participations and net of all standby and commercial letters of credit issued under the terms of these commitments, is summarized by portfolio segment and class of financing receivable in the following table:

	December 31,
(in millions)	2011	2010
Commercial:
Commercial and industrial	$201,061	185,947
Real estate mortgage	5,419	4,596
Real estate construction	7,347	5,698
Foreign	6,083	7,775
Total commercial	219,910	204,016
Consumer:
Real estate 1-4 family first mortgage	37,185	36,562
Real estate 1-4 family
junior lien mortgage	55,207	58,618
Credit card	65,111	62,019
Other revolving credit and installment	17,617	18,458
Total consumer	175,120	175,657
Total unfunded
credit commitments	$395,030	379,673

Allowance for Credit Losses (ACL)

The ACL is management's estimate of credit losses inherent in the loan portfolio, including unfunded credit commitments, at the balance sheet date. We have an established process to determine the adequacy of the allowance for credit losses that assesses the losses inherent in our portfolio and related unfunded credit commitments. While we attribute portions of the allowance to specific portfolio segments, the entire allowance is available to absorb credit losses inherent in the total loan portfolio and unfunded credit commitments.

       Our process involves procedures to appropriately consider the unique risk characteristics of our commercial and consumer loan portfolio segments. For each portfolio segment, losses are estimated collectively for groups of loans with similar characteristics, individually or pooled for impaired loans or, for PCI loans, based on the changes in cash flows expected to be collected.

       Our allowance levels are influenced by loan volumes, loan grade migration or delinquency status, historic loss experience influencing loss factors, and other conditions influencing loss expectations, such as economic conditions.

Commercial Portfolio Segment ACL Methodology Generally, commercial loans are assessed for estimated losses by grading each loan using various risk factors as identified through periodic reviews. We apply historic grade-specific loss factors to the aggregation of each funded grade pool. These historic loss factors are also used to estimate losses for unfunded credit commitments. In the development of our statistically derived loan grade loss factors, we observe historical losses over a relevant period for each loan grade. These loss estimates are adjusted as appropriate based on additional analysis of long-term average loss experience compared to previously forecasted losses, external loss data or other risks identified from current economic conditions and credit quality trends.

       The allowance also includes an amount for the estimated impairment on nonaccrual commercial loans and commercial loans modified in a TDR, whether on accrual or nonaccrual status.

Consumer Portfolio Segment ACL Methodology For consumer loans, not identified as a TDR, we determine the allowance predominantly on a collective basis utilizing forecasted losses to represent our best estimate of inherent loss. We pool loans, generally by product types with similar risk characteristics, such as residential real estate mortgages and credit cards. As appropriate and to achieve greater accuracy, we may further stratify selected portfolios by sub-product, origination channel, vintage, loss type, geographic location and other predictive characteristics. Models designed for each pool are utilized to develop the loss estimates. We use assumptions for these pools in our forecast models, such as historic delinquency and default, loss severity, home price trends, unemployment trends, and other key economic variables that may influence the frequency and severity of losses in the pool.

       In determining the appropriate allowance attributable to our residential mortgage portfolio, we incorporate the default rates and high severity of loss for junior lien mortgages behind delinquent first lien mortgages into our loss forecasting calculations. In addition, the loss rates we use in determining our allowance include the impact of our established loan modification programs. When modifications occur or are probable to occur, our allowance considers the impact of these modifications, taking into consideration the associated credit cost, including re-defaults of modified loans and projected loss severity. Accordingly, the loss content associated with the effects of existing and probable loan modifications and junior lien mortgages behind delinquent first lien mortgages has been captured in our allowance methodology.

       We separately estimate impairment for consumer loans that have been modified in a TDR (including trial modifications), whether on accrual or nonaccrual status.

OTHER ACL MATTERS The allowance for credit losses for both portfolio segments includes an amount for imprecision or uncertainty that may change from period to period. This amount represents management's judgment of risks inherent in the processes and assumptions used in establishing the allowance. This imprecision considers economic environmental factors, modeling assumptions and performance, process risk, and other subjective factors, including industry trends and ongoing discussions with regulatory and government agencies regarding mortgage foreclosure-related matters.

       Impaired loans, which predominantly include nonaccrual commercial loans and any loans that have been modified in a TDR, have an estimated allowance calculated as the difference, if any, between the impaired value of the loan and the recorded investment in the loan. The impaired value of the loan is generally calculated as the present value of expected future cash flows from principal and interest which incorporates expected lifetime losses, discounted at the loan's effective interest rate. The allowance for a non-impaired loan is based solely on principal losses without consideration for timing of those losses. The allowance for an impaired loan that was modified in a TDR may be lower than the previously established allowance for that loan due to benefits received through modification, such as lower probability of default and/or severity of loss, and the impact of prior charge-offs or charge-offs at the time of the modification that may reduce or eliminate the need for an allowance.

       Commercial and consumer PCI loans may require an allowance subsequent to their acquisition. This allowance requirement is due to probable decreases in expected principal and interest cash flows (other than due to decreases in interest rate indices and changes in prepayment assumptions).

       The allowance for credit losses consists of the allowance for loan losses and the allowance for unfunded credit commitments. Changes in the allowance for credit losses were:

	Year ended December 31,
(in millions)	2011	2010	2009	2008	2007
Balance, beginning of year	$23,463	25,031	21,711	5,518	3,964
Provision for credit losses	7,899	15,753	21,668	15,979	4,939
Interest income on certain impaired loans (1)	(332)	(266)	-	-	-
Loan charge-offs:
Commercial:
Commercial and industrial	(1,598)	(2,775)	(3,365)	(1,653)	(629)
Real estate mortgage	(636)	(1,151)	(670)	(29)	(6)
Real estate construction	(351)	(1,189)	(1,063)	(178)	(14)
Lease financing	(38)	(120)	(229)	(65)	(33)
Foreign	(173)	(198)	(237)	(245)	(265)
Total commercial	(2,796)	(5,433)	(5,564)	(2,170)	(947)
Consumer:
Real estate 1-4 family first mortgage	(3,883)	(4,900)	(3,318)	(540)	(109)
Real estate 1-4 family junior lien mortgage	(3,763)	(4,934)	(4,812)	(2,204)	(648)
Credit card	(1,449)	(2,396)	(2,708)	(1,563)	(832)
Other revolving credit and installment	(1,724)	(2,437)	(3,423)	(2,300)	(1,913)
Total consumer	(10,819)	(14,667)	(14,261)	(6,607)	(3,502)
Total loan charge-offs	(13,615)	(20,100)	(19,825)	(8,777)	(4,449)
Loan recoveries:
Commercial:
Commercial and industrial	419	427	254	114	119
Real estate mortgage	143	68	33	5	8
Real estate construction	146	110	16	3	2
Lease financing	24	20	20	13	17
Foreign	45	53	40	49	65
Total commercial	777	678	363	184	211
Consumer:
Real estate 1-4 family first mortgage	405	522	185	37	22
Real estate 1-4 family junior lien mortgage	218	211	174	89	53
Credit card	251	218	180	147	120
Other revolving credit and installment	665	718	755	481	504
Total consumer	1,539	1,669	1,294	754	699
Total loan recoveries	2,316	2,347	1,657	938	910
Net loan charge-offs (2)	(11,299)	(17,753)	(18,168)	(7,839)	(3,539)
Allowances related to business combinations/other (3)	(63)	698	(180)	8,053	154
Balance, end of year	$19,668	23,463	25,031	21,711	5,518
Components:
Allowance for loan losses	$19,372	23,022	24,516	21,013	5,307
Allowance for unfunded credit commitments	296	441	515	698	211
Allowance for credit losses (4)	$19,668	23,463	25,031	21,711	5,518
Net loan charge-offs as a percentage of average total loans (2)	1.49%	2.30	2.21	1.97	1.03
Allowance for loan losses as a percentage of total loans (4)	2.52	3.04	3.13	2.43	1.39
Allowance for credit losses as a percentage of total loans (4)	2.56	3.10	3.20	2.51	1.44

  Certain impaired loans with an allowance calculated by discounting expected cash flows using the loan's effective interest rate over the remaining life of the loan recognize reductions in allowance as interest income.
  For PCI loans, charge-offs are only recorded to the extent that losses exceed the purchase accounting estimates.
  Includes $693 million for the year ended December 31, 2010, related to the adoption of consolidation accounting guidance on January 1, 2010.
  The allowance for credit losses includes $231 million, $298 million and $333 million at December 31, 2011, 2010 and 2009, respectively, related to PCI loans acquired from Wachovia. Loans acquired from Wachovia are included in total loans net of related purchase accounting net write-downs.

The following table summarizes the activity in the allowance for credit losses by our commercial and consumer portfolio segments.

			2011			2010
(in millions)	Commercial	Consumer	Total	Commercial	Consumer	Total
Year ended December 31,
Balance, beginning of year	$8,169	15,294	23,463	8,141	16,890	25,031
Provision for credit losses	365	7,534	7,899	4,913	10,840	15,753
Interest income on certain impaired loans	(161)	(171)	(332)	(139)	(127)	(266)

Loan charge-offs	(2,796)	(10,819)	(13,615)	(5,433)	(14,667)	(20,100)
Loan recoveries	777	1,539	2,316	678	1,669	2,347
Net loan charge-offs	(2,019)	(9,280)	(11,299)	(4,755)	(12,998)	(17,753)
Allowance related to business combinations/other	4	(67)	(63)	9	689	698
Balance, end of year	$6,358	13,310	19,668	8,169	15,294	23,463

The following table disaggregates our allowance for credit losses and recorded investment in loans by impairment methodology.

	Allowance for credit losses			Recorded investment in loans
(in millions)	Commercial	Consumer	Total	Commercial	Consumer	Total

December 31, 2011

Collectively evaluated (1)	$4,060	8,699	12,759	328,117	376,785	704,902
Individually evaluated (2)	2,133	4,545	6,678	10,566	17,444	28,010
PCI (3)	165	66	231	6,767	29,952	36,719
Total	$6,358	13,310	19,668	345,450	424,181	769,631

December 31, 2010

Collectively evaluated (1)	$5,424	11,539	16,963	302,392	387,707	690,099
Individually evaluated (2)	2,479	3,723	6,202	11,731	14,007	25,738
PCI (3)	266	32	298	7,935	33,495	41,430
Total	$8,169	15,294	23,463	322,058	435,209	757,267

  Represents loans collectively evaluated for impairment in accordance with ASC 450-20, Loss Contingencies (formerly FAS 5), and pursuant to amendments by ASU 2010-20 regarding allowance for unimpaired loans.
  Represents loans individually evaluated for impairment in accordance with ASC 310-10, Receivables (formerly FAS 114), and pursuant to amendments by ASU 2010-20 regarding allowance for impaired loans.
  Represents the allowance and related loan carrying value determined in accordance with ASC 310-30, Receivables – Loans and Debt Securities Acquired with Deteriorated Credit Quality (formerly SOP 03-3) and pursuant to amendments by ASU 2010-20 regarding allowance for PCI loans.

Credit Quality

We monitor credit quality as indicated by evaluating various attributes and utilize such information in our evaluation of the adequacy of the allowance for credit losses. The following sections provide the credit quality indicators we most closely monitor. See the “Purchased Credit-Impaired Loans” section of this Note for credit quality information on our PCI portfolio.

       The majority of credit quality indicators are based on December 31, 2011 information, with the exception of updated FICO and updated loan-to-value (LTV)/combined LTV (CLTV), which are obtained at least quarterly. Generally, these indicators are updated in the second month of each quarter, with updates no older than September 30, 2011.

Commercial Credit Quality Indicators In addition to monitoring commercial loan concentration risk, we manage a consistent process for assessing commercial loan credit quality. Commercial loans are subject to individual risk assessment using our internal borrower and collateral quality ratings. Our ratings are aligned to Pass and Criticized categories. The Criticized category includes Special Mention, Substandard, and Doubtful categories which are defined by bank regulatory agencies.

       The following table provides a breakdown of outstanding commercial loans by risk category. Both the CRE mortgage and construction criticized totals are relatively high as a result of the current conditions in the real estate market. Of the $29.3 billion in criticized CRE loans, $6.0 billion has been placed on nonaccrual status and written down to net realizable value. CRE loans have a high level of monitoring in place to manage these assets and mitigate any loss exposure.

	Commercial	Real	Real
	and	estate	estate	Lease
(in millions)	industrial	mortgage	construction	financing	Foreign	Total

December 31, 2011

By risk category:
Pass	$144,980	80,215	10,865	12,455	36,567	285,082
Criticized	21,837	22,490	6,772	662	1,840	53,601
Total commercial loans (excluding PCI)	166,817	102,705	17,637	13,117	38,407	338,683
Total commercial PCI loans (carrying value)	399	3,270	1,745	-	1,353	6,767
Total commercial loans	$167,216	105,975	19,382	13,117	39,760	345,450

December 31, 2010

By risk category:
Pass	$126,058	70,597	11,256	12,411	30,341	250,663
Criticized	24,508	25,983	11,128	683	1,158	63,460
Total commercial loans (excluding PCI)	150,566	96,580	22,384	13,094	31,499	314,123
Total commercial PCI loans (carrying value)	718	2,855	2,949	-	1,413	7,935
Total commercial loans	$151,284	99,435	25,333	13,094	32,912	322,058

       The following table provides past due information for commercial loans, which we monitor as part of our credit risk management practices

	Commercial	Real	Real
	and	estate	estate	Lease
(in millions)	industrial	mortgage	construction	financing	Foreign	Total

December 31, 2011

By delinquency status:
Current-29 DPD and still accruing	$163,583	97,410	15,471	12,934	38,122	327,520
30-89 DPD and still accruing	939	954	187	130	232	2,442
90+ DPD and still accruing	153	256	89	-	6	504
Nonaccrual loans	2,142	4,085	1,890	53	47	8,217
Total commercial loans (excluding PCI)	166,817	102,705	17,637	13,117	38,407	338,683
Total commercial PCI loans (carrying value)	399	3,270	1,745	-	1,353	6,767
Total commercial loans	$167,216	105,975	19,382	13,117	39,760	345,450

December 31, 2010

By delinquency status:
Current-29 DPD and still accruing	$146,135	90,233	19,005	12,927	31,350	299,650
30-89 DPD and still accruing	910	1,016	510	59	-	2,495
90+ DPD and still accruing	308	104	193	-	22	627
Nonaccrual loans	3,213	5,227	2,676	108	127	11,351
Total commercial loans (excluding PCI)	150,566	96,580	22,384	13,094	31,499	314,123
Total commercial PCI loans (carrying value)	718	2,855	2,949	-	1,413	7,935
Total commercial loans	$151,284	99,435	25,333	13,094	32,912	322,058

Consumer Credit Quality Indicators We have various classes of consumer loans that present respective unique risks. Loan delinquency, FICO credit scores and LTV for loan types are common credit quality indicators that we monitor and utilize in our evaluation of the adequacy of the allowance for credit losses for the consumer portfolio segment.

       The majority of our loss estimation techniques used for the allowance for credit losses rely on delinquency matrix models or delinquency roll rate models. Therefore, delinquency is an important indicator of credit quality and the establishment of our allowance for credit losses.

The following table provides the outstanding balances of our consumer portfolio by delinquency status.

	Real estate	Real estate		Other
	1-4 family	1-4 family		revolving
	first	junior lien	Credit	credit and
(in millions)	mortgage	mortgage	card	installment	Total

December 31, 2011

By delinquency status:
Current-29 DPD	$156,985	83,033	22,125	69,712	331,855
30-59 DPD	4,075	786	211	963	6,035
60-89 DPD	2,012	501	154	275	2,942
90-119 DPD	1,152	382	135	127	1,796
120-179 DPD	1,704	537	211	33	2,485
180+ DPD	6,665	546	-	4	7,215
Government insured/guaranteed loans (1)	26,555	-	-	15,346	41,901
Total consumer loans (excluding PCI)	199,148	85,785	22,836	86,460	394,229
Total consumer PCI loans (carrying value)	29,746	206	-	-	29,952
Total consumer loans	$228,894	85,991	22,836	86,460	424,181

December 31, 2010 (2)

By delinquency status:
Current-29 DPD	$164,558	92,512	21,276	67,129	345,475
30-59 DPD	4,516	917	262	1,261	6,956
60-89 DPD	2,173	608	207	376	3,364
90-119 DPD	1,399	476	190	171	2,236
120-179 DPD	2,080	764	324	58	3,226
180+ DPD	6,750	622	1	117	7,490
Government insured/guaranteed loans (1)	15,514	-	-	17,453	32,967
Total consumer loans (excluding PCI)	196,990	95,899	22,260	86,565	401,714
Total consumer PCI loans (carrying value)	33,245	250	-	-	33,495
Total consumer loans	$230,235	96,149	22,260	86,565	435,209

  Represents loans whose repayments are insured by the FHA or guaranteed by the VA and student loans whose repayments are predominantly guaranteed by agencies on behalf of the U.S. Department of Education under the Federal Family Education Loan Program (FFELP). In 2011, we consolidated $5.6 billion of previously sold FHA insured real estate 1-4 family reverse mortgages.
  Amounts at December 31, 2010, have been revised to conform to the current separate presentation of government insured/guaranteed loans.

       Of the $11.5 billion of loans that are 90 days or more past due at December 31, 2011, $1.5 billion was accruing, compared with $13.0 billion past due and $2.0 billion accruing at December 31, 2010.

       Real estate 1-4 family first mortgage loans 180 days or more past due totaled $6.7 billion, or 3.3%, of total first mortgages (excluding PCI), at December 31, 2011, compared with $6.8 billion, or 3.4%, at December 31, 2010. The aging of the delinquent real estate 1-4 family first mortgage loans is a result of the prolonged foreclosure process and our effort to help customers stay in their homes through various loan modification programs, as loans continue to age until these processes are complete.

       The following table provides a breakdown of our consumer portfolio by updated FICO. We obtain FICO scores at loan origination and the scores are updated at least quarterly. FICO is not available for certain loan types. In addition, FICO may not be obtained if we deem it unnecessary due to strong collateral and other borrower attributes, primarily securities-based margin loans of $5.0 billion and $4.1 billion at December 31, 2011 and 2010, respectively. The majority of our portfolio is underwritten with a FICO score of 680 and above.

	Real estate	Real estate		Other
	1-4 family	1-4 family		revolving
	first	junior lien	Credit	credit and
(in millions)	mortgage	mortgage	card	installment	Total

December 31, 2011

By updated FICO:
< 600	$21,604	7,428	2,323	8,921	40,276
600-639	10,978	4,086	1,787	6,222	23,073
640-679	15,563	7,187	3,383	9,350	35,483
680-719	23,622	12,497	4,697	10,465	51,281
720-759	27,417	17,574	4,760	9,936	59,687
760-799	47,337	24,979	3,517	11,163	86,996
800+	21,381	10,247	1,969	5,674	39,271
No FICO available	4,691	1,787	400	4,393	11,271
FICO not required	-	-	-	4,990	4,990
Government insured/guaranteed loans (1)	26,555	-	-	15,346	41,901
Total consumer loans (excluding PCI)	199,148	85,785	22,836	86,460	394,229
Total consumer PCI loans (carrying value)	29,746	206	-	-	29,952
Total consumer loans	$228,894	85,991	22,836	86,460	424,181

December 31, 2010 (2)

By updated FICO:
< 600	$26,013	9,126	2,872	10,806	48,817
600-639	11,105	4,457	1,826	5,965	23,353
640-679	16,202	7,678	3,305	8,344	35,529
680-719	25,549	13,759	4,522	9,480	53,310
720-759	29,443	20,334	4,441	8,808	63,026
760-799	47,250	27,222	3,215	9,357	87,044
800+	19,719	10,607	1,794	4,692	36,812
No FICO available	6,195	2,716	285	7,528	16,724
FICO not required	-	-	-	4,132	4,132
Government insured/guaranteed loans (1)	15,514	-	-	17,453	32,967
Total consumer loans (excluding PCI)	196,990	95,899	22,260	86,565	401,714
Total consumer PCI loans (carrying value)	33,245	250	-	-	33,495
Total consumer loans	$230,235	96,149	22,260	86,565	435,209

  Represents loans whose repayments are insured by the FHA or guaranteed by the VA and student loans whose repayments are predominantly guaranteed by agencies on behalf of the U.S. Department of Education under FFELP. In 2011, we consolidated $5.6 billion of previously sold FHA insured real estate 1-4 family reverse mortgages.
  Amounts at December 31, 2010, have been revised to conform to the current separate presentation of government insured/guaranteed loans.

       LTV refers to the ratio comparing the loan's balance to the property's collateral value. CLTV refers to the combination of first mortgage and junior lien mortgage (including unused line amounts for credit line products) ratios. LTVs and CLTVs are updated quarterly using a cascade approach which first uses values provided by automated valuation models (AVMs) for the property. If an AVM is not available, then the value is estimated using the original appraised value adjusted by the change in Home Price Index (HPI) for the property location. If an HPI is not available, the original appraised value is used. The HPI value is normally the only method considered for high value properties as the AVM values have proven less accurate for these properties.

       The following table shows the most updated LTV and CLTV distribution of the real estate 1-4 family first and junior lien mortgage loan portfolios. In recent years, the residential real estate markets have experienced significant declines in property values and several markets, particularly California and Florida have experienced declines that turned out to be more significant than the national decline. These trends are considered in the way that we monitor credit risk and establish our allowance for credit losses. LTV does not necessarily reflect the likelihood of performance of a given loan, but does provide an indication of collateral value. In the event of a default, any loss should be limited to the portion of the loan amount in excess of the net realizable value of the underlying real estate collateral value. Certain loans do not have an LTV or CLTV primarily due to industry data availability and portfolios acquired from or serviced by other institutions.

	December 31, 2011			December 31, 2010 (1)
	Real estate	Real estate		Real estate	Real estate
	1-4 family	1-4 family		1-4 family	1-4 family
	first	junior lien		first	junior lien
	mortgage	mortgage		mortgage	mortgage
(in millions)	by LTV	by CLTV	Total	by LTV	by CLTV	Total
By LTV/CLTV:
0-60%	$46,476	12,694	59,170	47,808	14,814	62,622
60.01-80%	46,831	15,722	62,553	42,542	17,744	60,286
80.01-100%	36,764	20,290	57,054	39,497	24,255	63,752
100.01-120% (2)	21,116	15,829	36,945	24,147	17,887	42,034
> 120% (2)	18,608	18,626	37,234	24,243	18,628	42,871
No LTV/CLTV available	2,798	2,624	5,422	3,239	2,571	5,810
Government insured/guaranteed loans (3)	26,555	-	26,555	15,514	-	15,514
Total consumer loans (excluding PCI)	199,148	85,785	284,933	196,990	95,899	292,889
Total consumer PCI loans (carrying value)	29,746	206	29,952	33,245	250	33,495
Total consumer loans	$228,894	85,991	314,885	230,235	96,149	326,384

  Amounts at December 31, 2010, have been revised to conform to the current separate presentation of government insured/guaranteed loans.
  Reflects total loan balances with LTV/CLTV amounts in excess of 100%. In the event of default, the loss content would generally be limited to only the amount in excess of 100% LTV/CLTV.
  Represents loans whose repayments are insured by the FHA or guaranteed by the VA. In 2011, we consolidated $5.6 billion of previously sold FHA insured real estate 1-4 family reverse mortgages.

Nonaccrual Loans The following table provides loans on nonaccrual status. PCI loans are excluded from this table due to the existence of the accretable yield.

	December 31,
(in millions)	2011	2010
Commercial:
Commercial and industrial	$2,142	3,213
Real estate mortgage	4,085	5,227
Real estate construction	1,890	2,676
Lease financing	53	108
Foreign	47	127
Total commercial (1)	8,217	11,351
Consumer:
Real estate 1-4 family first mortgage (2)	10,913	12,289
Real estate 1-4 family junior lien mortgage	1,975	2,302
Other revolving credit and installment	199	300
Total consumer	13,087	14,891
Total nonaccrual loans
(excluding PCI)	$21,304	26,242

  Includes LHFS of $25 million and $3 million at December 31, 2011 and 2010, respectively.
  Includes MHFS of $301 million and $426 million at December 31, 2011 and 2010, respectively.

LOANS 90 Days OR MORE Past Due and Still Accruing Certain loans 90 days or more past due as to interest or principal are still accruing, because they are (1) well-secured and in the process of collection or (2) real estate 1-4 family mortgage loans or consumer loans exempt under regulatory rules from being classified as nonaccrual until later delinquency, usually 120 days past due. PCI loans of $8.7 billion at December 31, 2011, and $11.6 billion at December 31, 2010, are excluded from this disclosure even though they are 90 days or more contractually past due. These PCI loans are considered to be accruing due to the existence of the accretable yield and not based on consideration given to contractual interest payments. Loans 90 days or more past due and still accruing whose repayments are insured by the Federal Housing Administration (FHA) or predominantly guaranteed by the Department of Veterans Affairs (VA) for mortgages and the U.S. Department of Education for student loans under the Federal Family Education Loan Program were $20.5 billion at December 31, 2011, up from $15.8 billion at December 31, 2010, due primarily to growth in the FHA/VA portfolio over the past two years and the subsequent seasoning of those loans.

       The following table shows non-PCI loans 90 days or more past due and still accruing by class for loans not government insured/guaranteed.

	December 31,
(in millions)	2011	2010
Loan 90 days or more past due and still accruing:
Total (excluding PCI):	$22,569	18,488
Less: FHA insured/VA guaranteed (1)	19,240	14,733
Less: Student loans guaranteed
under the FFELP (2)	1,281	1,106
Total, not government
insured/guaranteed	$2,048	2,649

By segment and class, not government
insured/guaranteed:
Commercial:
Commercial and industrial	$153	308
Real estate mortgage	256	104
Real estate construction	89	193
Foreign	6	22
Total commercial	504	627
Consumer:
Real estate 1-4 family first mortgage (3)	781	941
Real estate 1-4 family junior lien mortgage (3)	279	366
Credit card	346	516
Other revolving credit and installment	138	199
Total consumer	1,544	2,022
Total, not government
insured/guaranteed	$2,048	2,649

(1)	Represents loans whose repayments are insured by the FHA or guaranteed by the VA.
(2)	Represents loans whose repayments are predominantly guaranteed by agencies on behalf of the U.S. Department of Education under the FFELP.
(3)	Includes mortgage held for sale 90 days or more past due and still accruing.

Impaired Loans The table below summarizes key information for impaired loans. Our impaired loans predominately include loans on nonaccrual status in the commercial portfolio segment and loans modified in a TDR, whether on accrual or nonaccrual status. These impaired loans may have estimated loss which is included in the allowance for credit losses. Impaired loans exclude PCI loans. Upon our adoption of ASU No. 2011-02 in third quarter 2011, we identified commercial loans that were not previously included as impaired loans, which totaled $685 million with an associated allowance for credit losses of $54 million. The allowance for credit losses associated with these loans would have been measured under a collectively evaluated basis prior to adoption, but is now estimated on an individually evaluated basis. Our consumer loans were not impacted by the adoption of ASU No. 2011-02. Additionally, based on clarifying guidance from the Securities and Exchange Commission (SEC) received in December 2011, we now classify trial modifications as TDRs at the beginning of the trial period. The table below includes trial modifications that totaled $651 million at December 31, 2011. See the “Loans” section in Note 1 for our policies on impaired loans and PCI loans.

		Recorded investment
			Impaired loans
	Unpaid		with related	Related
	principal	Impaired	allowance for	allowance for
(in millions)	balance	loans	credit losses	credit losses

December 31, 2011

Commercial:
Commercial and industrial	$7,191	3,072	3,018	501
Real estate mortgage	7,490	5,114	4,637	1,133
Real estate construction	4,733	2,281	2,281	470
Lease financing	127	68	68	21
Foreign	185	31	31	8
Total commercial	19,726	10,566	10,035	2,133
Consumer:
Real estate 1-4 family first mortgage	16,494	14,486	13,909	3,380
Real estate 1-4 family junior lien mortgage	2,232	2,079	2,079	784
Credit card	593	593	593	339
Other revolving credit and installment	287	286	274	42
Total consumer	19,606	17,444	16,855	4,545
Total impaired loans (excluding PCI)	$39,332	28,010	26,890	6,678

December 31, 2010

Commercial:
Commercial and industrial	$8,190	3,600	3,276	607
Real estate mortgage	7,439	5,239	5,163	1,282
Real estate construction	4,676	2,786	2,786	548
Lease financing	149	91	91	34
Foreign	215	15	15	8
Total commercial	20,669	11,731	11,331	2,479
Consumer:
Real estate 1-4 family first mortgage	12,834	11,603	11,603	2,754
Real estate 1-4 family junior lien mortgage	1,759	1,626	1,626	578
Credit card	548	548	548	333
Other revolving credit and installment	231	230	230	58
Total consumer	15,372	14,007	14,007	3,723
Total impaired loans (excluding PCI)	$36,041	25,738	25,338	6,202

       Commitments to lend additional funds on loans whose terms have been modified in a TDR amounted to $3.8 billion and $1.2 billion at December 31, 2011 and 2010, respectively. A significant portion of these commitments relate to commercial and industrial loans, which, at the time of modification, had an amount of availability to the borrower that continues under the modified terms of the TDR. These TDRs totaled $1.8 billion and $345 million at December 31, 2011 and 2010, respectively.

       The following table provides the average recorded investment in impaired loans and the amount of interest income recognized for the full year on impaired loans after impairment by portfolio segment and class.

	Year ended December 31,
	2011		2010
	Average	Recognized	Average	Recognized
	recorded	interest	recorded	interest
(in millions)	investment	income	investment	income
Commercial:
Commercial and industrial	$3,282	105	4,098	64
Real estate mortgage	5,308	80	4,598	41
Real estate construction	2,481	70	3,203	28
Lease financing	80	-	166	-
Foreign	29	-	47	-
Total commercial	11,180	255	12,112	133
Consumer:
Real estate 1-4 family first mortgage	13,592	700	9,221	494
Real estate 1-4 family junior lien mortgage	1,962	76	1,443	55
Credit card	594	21	360	13
Other revolving credit and installment	270	27	132	3
Total consumer	16,418	824	11,156	565
Total impaired loans	$27,598	1,079	23,268	698

       The following table presents the average recorded investment in impaired loans and interest income recognized on impaired loans after impairment

	Year ended December 31,
(in millions)	2011	2010	2009

Average recorded investment in impaired loans	$27,598	23,268	10,557
Interest income:
Cash basis of accounting	$180	250	130
Other (1)	899	448	102
Total interest income	$1,079	698	232

  Includes interest recognized on accruing TDRs, interest recognized related to certain impaired loans which have an allowance calculated using discounting, and amortization of purchase accounting adjustments related to certain impaired loans. See footnote 1 to the table of changes in the allowance for credit losses.

TROUBLED DEBT RESTRUCTURINGs (TDRs) When, for economic or legal reasons related to a borrower's financial difficulties, we grant a concession for other than an insignificant period of time to a borrower that we would not otherwise consider, the related loan is classified as a TDR. We do not consider any loans modified through a loan resolution such as foreclosure or short sale to be a TDR. The following table summarizes how our loans were modified as TDRs in 2011, including the financial effects of the modifications.

	Primary modification type (1)				Financial effects of modifications
						Weighted	Recorded
			Other			average	investment
		Interest	interest			interest	related to
		rate	rate		Charge-	rate	interest rate
(in millions)	Principal (2)	reduction	concessions (3)	Total	offs (4)	reduction	reduction
Year ended December 31, 2011
Commercial:
Commercial and industrial	$166	64	2,412	2,642	84	3.13%	$69
Real estate mortgage	113	146	1,894	2,153	24	1.46	160
Real estate construction	29	114	421	564	26	0.81	125
Lease financing	-	-	57	57	-	-	-
Foreign	-	-	22	22	-	-	-
Total commercial	308	324	4,806	5,438	134	1.55	354
Consumer:
Real estate 1-4 family first mortgage	1,629	1,908	934	4,471	293	3.27	3,322
Real estate 1-4 family junior lien mortgage	98	559	197	854	28	4.34	654
Credit card	-	336	-	336	2	10.77	260
Other revolving credit and installment	74	119	7	200	24	6.36	181
Trial modifications (5)	-	-	651	651	-	-	-
Total consumer	1,801	2,922	1,789	6,512	347	4.00	4,417
Total	$2,109	3,246	6,595	11,950	481	3.82%	$4,771

  Amounts represent the recorded investment in loans after recognizing the effects of the TDR, if any. TDRs with multiple types of concessions are presented only once in the table in the first category type based on the order presented.
  Principal modifications include principal forgiveness at the time of the modification, contingent principal forgiveness granted over the life of the loan based on borrower performance, and principal that has been legally separated and deferred to the end of the loan, with a zero percent contractual interest rate.
  Other interest rate concessions include loans modified to an interest rate that is not commensurate with the credit risk, even though the rate may have been increased. These modifications would include renewals, term extensions, and other interest adjustments, but exclude modifications that also forgive principal and/or reduce the interest rate.
  Charge-offs include write-downs of the investment in the loan in the period of modification. In some cases, the amount of charge-offs will differ from the modification terms if the loan has already been charged down based on our policies. Modifications resulted in forgiving principal (actual, contingent or deferred) of $577 million in 2011.
  Trial modifications are granted a delay in payments due under the original terms during the trial payment period. However, these loans continue to advance through delinquency status and accrue interest according to their original terms. Any subsequent permanent modification generally includes interest rate related concessions; however, the exact concession type and resulting financial effect are usually not known until the loan is permanently modified.

The previous table presents information on all loan modifications classified as TDRs. We may require some borrowers experiencing financial difficulty to make trial payments generally for a period of three to four months, according to terms of a planned permanent modification, to determine if they can perform according to those terms. Based on clarifying guidance from the SEC in December 2011, these arrangements represent trial modifications, which we classify and account for as TDRs. The trial period terms are developed in accordance with our proprietary programs or the U.S. Treasury's Making Homes Affordable programs for real estate 1-4 family first lien (i.e. Home Affordable Modification Program – HAMP) and junior lien (i.e. Second Lien Modification Program – 2MP) mortgage loans. At December 31, 2011, we had $421 million, $46 million, and $184 million of loans in a trial modification period under HAMP, 2MP, and proprietary programs, respectively. While loans are in trial payment programs their original terms are not considered modified and they continue to advance through delinquency status and accrue interest according to their original terms. The planned modifications for these arrangements predominantly involve interest rate reductions or other interest rate concessions. At December 31, 2011, trial modifications with a recorded investment of $310 million were accruing loans and $341 million were nonaccruing loans. Our recent experience is that most of the mortgages that enter a trial payment period program are successful in completing the program requirements and are then permanently modified at the end of the trial period. As previously discussed, our allowance process considers the impact of those modifications that are probable to occur including the associated credit cost and related re-default risk.

       The table below summarizes permanent modification TDRs that have defaulted in the current period within 12 months of their permanent modification date. We are reporting these defaulted TDRs based on a payment default definition of 90 days past due for the commercial portfolio segment and 60 days past due for the consumer portfolio segment.

Year ended
December 31, 2011
Recorded
investment
(in millions)	of defaults
Commercial:
Commercial and industrial	$216
Real estate mortgage	331
Real estate construction	69
Lease financing	1
Foreign	1
Total commercial	618
Consumer:
Real estate 1-4 family first mortgage	1,110
Real estate 1-4 family junior lien mortgage	137
Credit card	156
Other revolving credit and installment	113
Total consumer	1,516
Total	$2,134

Purchased Credit-Impaired Loans

Substantially all of our PCI loans were acquired from Wachovia on December 31, 2008. The following table presents PCI loans net of any remaining purchase accounting adjustments.

		December 31,
(in millions)	2011	2010	2009	2008
Commercial:
Commercial and industrial	$399	718	1,911	4,580
Real estate mortgage	3,270	2,855	4,137	5,803
Real estate construction	1,745	2,949	5,207	6,462
Foreign	1,353	1,413	1,733	1,859
Total commercial	6,767	7,935	12,988	18,704
Consumer:
Real estate 1-4 family first mortgage	29,746	33,245	38,386	39,214
Real estate 1-4 family junior lien mortgage	206	250	331	728
Other revolving credit and installment	-	-	-	151
Total consumer	29,952	33,495	38,717	40,093
Total PCI loans (carrying value)	$36,719	41,430	51,705	58,797
Total PCI loans (unpaid principal balance)	$55,312	64,331	83,615	98,182

Accretable Yield The excess of cash flows expected to be collected over the carrying value of PCI loans is referred to as the accretable yield and is recognized in interest income using an effective yield method over the remaining life of the loan, or pools of loans. The accretable yield is affected by:

  Changes in interest rate indices for variable rate PCI loans – Expected future cash flows are based on the variable rates in effect at the time of the regular evaluations of cash flows expected to be collected;
  Changes in prepayment assumptions – Prepayments affect the estimated life of PCI loans which may change the amount of interest income, and possibly principal, expected to be collected; and
  Changes in the expected principal and interest payments over the estimated life – Updates to expected cash flows are driven by the credit outlook and actions taken with borrowers. Changes in expected future cash flows from loan modifications are included in the regular evaluations of cash flows expected to be collected.

       The change in the accretable yield related to PCI loans is presented in the following table.

	Year ended December 31,
(in millions)	2011	2010	2009
Total, beginning of year	$16,714	14,559	10,447
Addition of accretable yield due to acquisitions	128	-	-
Accretion into interest income (1)	(2,206)	(2,392)	(2,601)
Accretion into noninterest income due to sales (2)	(189)	(43)	(5)
Reclassification from nonaccretable difference for loans with improving credit-related cash flows	373	3,399	441
Changes in expected cash flows that do not affect nonaccretable difference (3)	1,141	1,191	6,277
Total, end of year	$15,961	16,714	14,559

  Includes accretable yield released as a result of settlements with borrowers, which is included in interest income.
  Includes accretable yield released as a result of sales to third parties, which is included in noninterest income.
  Represents changes in cash flows expected to be collected due to changes in interest rates on variable rate PCI loans, changes in prepayment assumptions and the impact of modifications.

PCI Allowance Based on our regular evaluation of estimates of cash flows expected to be collected, we may establish an allowance for a PCI loan or pool of loans, with a charge to income through the provision for losses. The following table summarizes the changes in allowance for PCI loan losses

			Other
(in millions)	Commercial	Pick-a-Pay	consumer	Total
Balance, December 31, 2008	$-	-	-	-
Provision for losses due to credit deterioration	850	-	3	853
Charge-offs	(520)	-	-	(520)
Balance, December 31, 2009	330	-	3	333
Provision for losses due to credit deterioration	712	-	59	771
Charge-offs	(776)	-	(30)	(806)
Balance, December 31, 2010	266	-	32	298
Provision for losses due to credit deterioration	106	-	54	160
Charge-offs	(207)	-	(20)	(227)
Balance, December 31, 2011	$165	-	66	231

Commercial PCI Credit Quality Indicators The following table provides a breakdown of commercial PCI loans by risk category.

	Commercial	Real	Real
	and	estate	estate
(in millions)	industrial	mortgage	construction	Foreign	Total

December 31, 2011

By risk category:
Pass	$191	640	321	-	1,152
Criticized	208	2,630	1,424	1,353	5,615
Total commercial PCI loans	$399	3,270	1,745	1,353	6,767

December 31, 2010

By risk category:
Pass	$214	352	128	210	904
Criticized	504	2,503	2,821	1,203	7,031
Total commercial PCI loans	$718	2,855	2,949	1,413	7,935

       The following table provides past due information for commercial PCI loans.

	Commercial	Real	Real
	and	estate	estate
(in millions)	industrial	mortgage	construction	Foreign	Total

December 31, 2011

By delinquency status:
Current-29 DPD and still accruing	$359	2,867	1,206	1,178	5,610
30-89 DPD and still accruing	22	178	72	-	272
90+ DPD and still accruing	18	225	467	175	885
Total commercial PCI loans	$399	3,270	1,745	1,353	6,767

December 31, 2010

By delinquency status:
Current-29 DPD and still accruing	$612	2,295	1,395	1,209	5,511
30-89 DPD and still accruing	22	113	178	-	313
90+ DPD and still accruing	84	447	1,376	204	2,111
Total commercial PCI loans	$718	2,855	2,949	1,413	7,935

Consumer PCI Credit Quality Indicators Our consumer PCI loans were aggregated into several pools of loans at acquisition. Below, we have provided credit quality indicators based on the unpaid principal balance (adjusted for write-downs) of the individual loans included in the pool, but we have not allocated the remaining purchase accounting adjustments, which were established at a pool level. The following table provides the delinquency status of consumer PCI loans.

	December 31, 2011			December 31, 2010
	Real estate	Real estate		Real estate	Real estate
	1-4 family	1-4 family		1-4 family	1-4 family
	first	junior lien		first	junior lien
(in millions)	mortgage	mortgage	Total	mortgage	mortgage	Total
By delinquency status:
Current-29 DPD	$25,693	268	25,961	29,297	436	29,733
30-59 DPD	3,272	20	3,292	3,586	30	3,616
60-89 DPD	1,433	9	1,442	1,364	17	1,381
90-119 DPD	791	8	799	881	13	894
120-179 DPD	1,169	10	1,179	1,346	19	1,365
180+ DPD	5,921	150	6,071	7,214	220	7,434
Total consumer PCI loans (adjusted unpaid principal balance)	$38,279	465	38,744	43,688	735	44,423
Total consumer PCI loans (carrying value)	$29,746	206	29,952	33,245	250	33,495

The following table provides FICO scores for consumer PCI loans.

	December 31, 2011			December 31, 2010
	Real estate	Real estate		Real estate	Real estate
	1-4 family	1-4 family		1-4 family	1-4 family
	first	junior lien		first	junior lien
(in millions)	mortgage	mortgage	Total	mortgage	mortgage	Total
By FICO:
< 600	$17,169	210	17,379	22,334	363	22,697
600-639	7,489	83	7,572	7,563	109	7,672
640-679	6,646	89	6,735	6,185	96	6,281
680-719	3,698	47	3,745	3,949	60	4,009
720-759	1,875	14	1,889	2,057	17	2,074
760-799	903	6	909	1,087	7	1,094
800+	215	2	217	232	2	234
No FICO available	284	14	298	281	81	362
Total consumer PCI loans (adjusted unpaid principal balance)	$38,279	465	38,744	43,688	735	44,423
Total consumer PCI loans (carrying value)	$29,746	206	29,952	33,245	250	33,495

The following table shows the distribution of consumer PCI loans by LTV for real estate 1-4 family first mortgages and by CLTV for real estate 1-4 family junior lien mortgages.

	December 31, 2011			December 31, 2010
	Real estate	Real estate		Real estate	Real estate
	1-4 family	1-4 family		1-4 family	1-4 family
	first	junior lien		first	junior lien
	mortgage	mortgage		mortgage	mortgage
(in millions)	by LTV	by CLTV	Total	by LTV	by CLTV	Total
By LTV/CLTV:
0-60%	$1,243	25	1,268	1,653	43	1,696
60.01-80%	3,806	49	3,855	5,513	42	5,555
80.01-100%	9,341	63	9,404	11,861	89	11,950
100.01-120% (1)	9,471	79	9,550	9,525	116	9,641
> 120% (1)	14,318	246	14,564	15,047	314	15,361
No LTV/CLTV available	100	3	103	89	131	220
Total consumer PCI loans (adjusted unpaid principal balance)	$38,279	465	38,744	43,688	735	44,423
Total consumer PCI loans (carrying value)	$29,746	206	29,952	33,245	250	33,495

  Reflects total loan balances with LTV/CLTV amounts in excess of 100%. In the event of default, the loss content would generally be limited to only the amount in excess of 100% LTV/CLTV